UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2019 (August 27, 2019)

ABBVIE INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35565	32-0375147
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 North Waukegan Road

North Chicago, Illinois 60064-6400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 932-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ABBV	New York Stock Exchange Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amended and Restated Revolving Credit Agreement

On August 27, 2019 (the “Effective Date”), AbbVie Inc. (“AbbVie”) entered into an amended and restated revolving credit agreement (the “Amended and Restated Revolving Credit Agreement”) among AbbVie, as borrower, the lenders and other parties party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Agent”), providing for the amendment and restatement, effective as of the Effective Date, of that certain revolving credit agreement, dated as of August 31, 2018, among AbbVie, as borrower, the lenders and other parties party thereto and the Agent. The Amended and Restated Revolving Credit Agreement (i) increases the unsecured revolving credit facility commitments from $3.0 billion to $4.0 billion and (ii) extends the maturity date of the facility from August 31, 2023 to August 27, 2024.

The foregoing summary of the Amended and Restated Revolving Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended and Restated Revolving Credit Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 27, 2019, AbbVie entered into the Amended and Restated Revolving Credit Agreement as described under Item 1.01 above. The description of the Amended and Restated Revolving Credit Agreement set forth in Item 1.01 above is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit

10.1	Amended and Restated Revolving Credit Agreement, dated as of August 27, 2019, among AbbVie, the lenders and other parties party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBVIE INC.

Date: August 30, 2019	By:	/s/ Robert A. Michael
Robert A. Michael
Executive Vice President, Chief Financial Officer

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